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                             LOCK-UP LETTER FOR
                        THERMACELL TECHNOLOGIES, INC.





Gentlemen:

     By virtue of the execution of this letter agreement (the "Agreement") the undersigned individual and/or entity (hereinafter referred to as the "Shareholder"), as record and beneficial owner of the number of shares of Common Stock, $.001 par value per share set forth opposite the Shareholder's name at the end of this Agreement (the "Shares"), of ThermaCell Technologies, Inc., a Florida corporation (the "Company") hereby represents and warrants to the Company as follows:

     a) The undersigned has full power and authority to enter into this Agreement and to restrict the transferability and saleability of the Shares;

     b) The undersigned's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Shares or the transaction contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Shareholder is a party;

     c) The undersigned owns the Shares free and clear of any and all liens and encumbrances.

     By virtue of the execution of this Agreement and solely in consideration for the Company's utilizing its best efforts to cause the preparation and filing with the Securities and Exchange Commission (the "SEC") of a Registration Statement on Form SB-2 (the "Registrant Statement") under the Securities Act of 1933, as amended (the "Act"), causing the same to be ordered effective by the SEC; and the firm commitment undertaking by Monroe Parker Securities, Inc. to act as underwriter (the "Underwriter") in connection with the offering of 1,250,000 Units at $4.00 per Unit and the execution of an Underwriting Agreement between the Underwriter and the Company, the terms and conditions of which are hereby incorporated herein by reference and which document is hereinafter referred to as the "Underwriting Agreement"; the Shareholder hereby agrees with the Underwriter and the Company as follows:


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     The Shareholder agrees not to sell or otherwise dispose of all shares of the Company's Common Stock required by the Shareholder through the date of this Agreement for a period of at least two (2) years from the effective date of the Prospectus for the Company's firm commitment underwriting undertaken by the Underwriter, without the Underwriter's consent, except in private transactions in which the purchaser agrees to be bound by such lock-up agreement with the Underwriter. The Underwriter has the right to extend this lock-up period for one (1) additional year if the Company does not achieve during any 12 consecutive month period a cumulative pre-tax profit on income, calculated and in accordance with GAAP of at least $3,000,000.

                                        Very truly yours,




No. of Shares
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                                        Name of Stockholder


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                                        Signature


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                                        Street Address


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                                        City, State and Zip Code


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                                        Telephone Number



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